DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

      -------------------------
          Articles of Merger
      (PURSUANT TO NRS 92A.200)
              Page 1
      -------------------------



                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE

1)  Name  and  jurisdiction  of  organization  of  each  constituent entity (NRS
92A.200).

Medefile International, Inc.
--------------------------------------------------------------------------------
Name of merging entity

Nevada                                        Corporation
------------------------------                ----------------------------------
Jurisdiction                                  Entity type

and,

Omnimed International, Inc.
--------------------------------------------------------------------------------
Name of surviving entity

Nevada                                        Corporation
------------------------------                ----------------------------------
Jurisdiction                                  Entity type

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

      -------------------------
          Articles of Merger
       (PURSUANT TO NRS 92A.200)
               Page 2
      -------------------------


2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

     Attn:  Medefile International, Inc.
           -----------------------------
     c/o:   CSC Services of Nevada, Inc.
           -----------------------------
              502 East John Street
           -----------------------------
              Carson City, NV 89706
           -----------------------------

3) (Choose one)

     [_] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

     [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity)

     (a) Owner's approval was not required from:

         Medefile International, Inc.
         ---------------------------------------
         Name of merging entity, if applicable

         and, or;

         Omnimed International, Inc.
         ---------------------------------------
         Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

      -------------------------
          Articles of Merger
       (PURSUANT TO NRS 92A.200)
               Page 3
      -------------------------



     (b) The plan was approved by the required consent of the owners of:

         ---------------------------------------
         Name of merging entity, if applicable

         and, or;

         ---------------------------------------
         Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

      -------------------------
           Articles of Merger
       (PURSUANT TO NRS 92A.200)
                Page 4
      -------------------------



     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

          The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

          ---------------------------------------
          Name of merging entity, if applicable

          and, or;

          ---------------------------------------
          Name of surviving entity, if applicable

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

      -------------------------
           Articles of Merger
        (PURSUANT TO NRS 92A.200)
                Page 5
      -------------------------


5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)

     ARTICLE FIRST is amended to change the name of the corporation to Medefile
     --------------------------------------------------------------------------
International, Inc.
-------------------

6) Location of Plan of Merger (check a or b):

     ----------(a) The entire plan of merger is attached;

     or,

     -----X----  (b)  The  entire  plan  of  merger is on file at the registered
     - office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional): January 17, 2006
                              ----------------

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

      -------------------------
           Articles of Merger
        (PURSUANT TO NRS 92A.200)
                Page 6
      -------------------------


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)

Medefile International, Inc.
--------------------------------------------------------------------------------
Name of merging entity

/s/Milton Hauser               President                     1/11/06
--------------------------------------------------------------------------------
Signature                      Title                         Date

Omnimed International, Inc.
--------------------------------------------------------------------------------
Name of surviving entity

/s/Milton Hauser               President                     1/11/06
--------------------------------------------------------------------------------
Signature                      Title                         Date